UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

\
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

PHARMERICA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33380	87-0792558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place
Louisville, Kentucky 40299
(Address of principal executive offices) (Zip Code)

(502) 627-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note:  References in this Current Report on Form 8-K to the Corporation’s 2014 Named Executive Officers do not include Jim Glynn, the President of the Corporation’s specialty home infusion pharmacy, Amerita, Inc.  The incentive programs for Amerita, Inc. have not yet been determined.

2015 Short-Term Incentive Program – CEO

On March 19, 2015, the Board of Directors of PharMerica Corporation (the “Corporation”), upon recommendation of the Compensation Committee, adopted the 2015 Short-Term Incentive Program (the “CEO STIP”) under the PharMerica Corporation 2007 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), for the Corporation’s Chief Executive Officer, Mr. Gregory Weishar. The CEO STIP provides for a performance-based annual cash award to Mr. Weishar.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2015 and ending on December 31, 2015.

Maximum Award. If the Corporation’s Adjusted EBITDA (as defined below) is equal to or greater than a target Adjusted EBITDA for the 2015 fiscal year, then Mr. Weishar is eligible to receive a payment under the CEO STIP equal to the lesser of (i) 2.2% of Adjusted EBITDA for the 2015 fiscal year or (ii) $2 million (the “Maximum Award”). The Compensation Committee, in its sole discretion, may decrease the Maximum Award based on its assessment of the Corporation’s performance, the Chief Executive Officer’s individual performance, or any other factors it considers relevant, however in no event may the Compensation Committee reduce the Maximum Award below the annual bonus amount for the Chief Executive Officer (the “Bonus Amount”).

Bonus Amount. The target Bonus Amount for Mr. Weishar is 125% of his 2015 base salary. Fifty percent (50%) of the target Bonus Amount is based on the Corporation’s Adjusted EBITDA (as defined below), twenty percent (20%) of the target Bonus Amount is based on the Corporation’s adjusted diluted earnings per share (“Adjusted Diluted EPS”) and thirty percent (30%) of the target Bonus Amount is based on individual performance goals.

The Corporation’s performance will be measured by comparing the Corporation’s annual earnings before interest, taxes, depreciation and amortization, and other amounts as reported in the Corporation’s disclosures in its Form 10-K as of and for the year ended December 31, 2015, except that there shall not be an add-back for stock based and deferred compensation (“Adjusted EBITDA”), to a target Adjusted EBITDA for the entire 2015 fiscal year set by the Compensation Committee and by comparing the Corporation’s Adjusted Diluted EPS at the end of the performance cycle to a target end-of-performance cycle Adjusted Diluted EPS set by the Compensation Committee.  Individual performance will be measured by comparing certain individual performance metrics to the target individual performance metrics determined by the Compensation Committee.

The actual Bonus Amount is based on the percentage of the performance target achieved.

Generally, the percentage of the Bonus Amount earned at the end of the performance cycle based on the Adjusted EBITDA performance target will be determined according to the following schedule; however the actual Bonus Amount will be interpolated between the percentages set forth in the chart based on actual results:

Adjusted EBITDA Performance Achievement	Payout Level

< 80.0% of Performance Target	0.0% of Award Target

80.0% of Performance Target	40.0% of Award Target

90.0% of Performance Target	70.0% of Award Target

96.0% of Performance Target	88.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

105.0% of Performance Target	118.8% of Award Target

110.0% of Performance Target	137.5% of Award Target

115.0% of Performance Target	156.3% of Award Target

120.0% of Performance Target	175.0% of Award Target

> 120.0% of Performance Target	175.0% of Award Target

Generally, the percentage of the award earned at the end of the performance cycle based on the percentage of the Adjusted Diluted EPS performance target achieved shall be determined according to the following schedule; however, the actual CEO STIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Adjusted Diluted EPS Performance Achievement	Payout Level

< 85.0% of Performance Target	0.0% of Award Target

85.0% of Performance Target	50.0% of Award Target

94.0% of Performance Target	80.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

109.0% of Performance Target	130.0% of Award Target

115.0% of Performance Target	150.0% of Award Target

Also, the Corporation must at least meet threshold Adjusted EBITDA of 80% of the target Adjusted EBITDA amount in order for any payment to be made under the individual/group performance-based component.

2015 Short-Term Incentive Program

On March 19, 2015, the Board of Directors of the Corporation, upon recommendation of the Compensation Committee, adopted the 2015 Short-Term Incentive Program (the “STIP”) under the Omnibus Plan. The STIP provides for performance-based annual cash awards to the Corporation’s executive officers, and certain other officers and employees of the Corporation. The STIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn annual cash bonuses upon achievement of certain pre-established short-term performance objectives.

Eligibility. Officers and employees of the Corporation may receive STIP cash awards as determined by the Board of Directors or the Compensation Committee.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2015 and ending on December 31, 2015.

Award Targets. The amount of the awards under the STIP are based on individual participant bonus targets. Individual participant bonus targets are established for each participant by the Compensation Committee, in the case of the senior executive officers reporting to the Chief Executive Officer, and by the Chief Executive Officer, for other participants, based upon a determination of the appropriate bonus target amounts which will enable the Corporation to remain competitive, to retain and recruit top employees, and to align such employee’s interests with certain strategic initiatives of the Corporation.  Individual non-executive participant bonus targets range from 5% to 100% of base salary on December 31, 2015, with targets for the Corporation’s executive officers between 25% and 125% of base salary.

The Compensation Committee established the bonus targets under the STIP for the Corporation’s fiscal 2014 named executive officers, other than the Chief Executive Officer, as follows:

Executive	Title	Bonus Target

David Froesel	Executive Vice President, Chief Financial Officer and Treasurer	80% of base salary

Robert McKay	Senior Vice President of Purchasing and Trade Relations	65% of base salary

Thomas Caneris	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	70% of base salary

Berard Tomassetti	Senior Vice President, Chief Accounting Officer	50% of base salary

Performance Criteria. The performance criteria under the STIP is divided into company performance-based components and individual/group performance-based components for different employees. The breakdown for the Named Executive Officers, other than the Chief Executive Officer, is as set forth in the chart below.

Executive	Title	Company Performance Adjusted EBITDA	Company Performance Adjusted Diluted EPS	Individual/Group Performance
David Froesel	Executive Vice President, Chief Financial Officer and Treasurer	50%	20%	30%

Robert McKay	Senior Vice President of Purchasing and Trade Relations	50%	0%	50%

Thomas Caneris	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	50%	0%	50%

Berard Tomassetti	Senior Vice President, Chief Accounting Officer	50%	0%	50%

Under the STIP for Executive Vice Presidents, company performance will be measured by comparing the Corporation’s Adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle Adjusted EBITDA set by the Compensation Committee and by comparing the Corporation’s Adjusted Diluted EPS at the end of the performance cycle to a target end-of-performance cycle Adjusted Diluted EPS set by the Compensation Committee.  Under the STIP for Senior Vice Presidents, company performance will be measured by comparing the Corporation’s Adjusted EBITDA to a target Adjusted EBITDA for the entire 2015 fiscal year set by the Compensation Committee.  Individual/group performance will be measured by comparing certain individual/group performance metrics to target individual/group performance metrics established by the Corporation’s Compensation Committee in consultation with the Chief Executive Officer for the named executive officers other than the Chief Executive Officer.

Award Payouts. Award payout levels are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle based on the Adjusted EBITDA performance target will be determined according to the following schedule; however, the actual award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level

< 80.0% of Performance Target	0.0% of Award Target

80.0% of Performance Target	40.0% of Award Target

90.0% of Performance Target	70.0% of Award Target

96.0% of Performance Target	88.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

105.0% of Performance Target	118.8% of Award Target

110.0% of Performance Target	137.5% of Award Target

115.0% of Performance Target	156.3% of Award Target

120.0% of Performance Target	175.0% of Award Target

> 120.0% of Performance Target	175.0% of Award Target

Generally, the percentage of the award earned at the end of the performance cycle based on the percentage of the Adjusted Diluted EPS performance target achieved shall be determined according to the following schedule; however, the actual award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level

< 85.0% of Performance Target	0.0% of Award Target

85.0% of Performance Target	50.0% of Award Target

94.0% of Performance Target	80.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

109.0% of Performance Target	130.0% of Award Target

115.0% of Performance Target	150.0% of Award Target

Under the STIP, the Corporation must at least meet threshold Adjusted EBITDA of 80% of Adjusted EBITDA target in order for any payment to be made to a Named Executive Officer under the individual/group performance-based components of the STIP.

 Payment of Awards. Payment of STIP awards will be made in cash. Awards will be paid on a specific date by which the Compensation Committee reasonably expects that the performance target applicable to such award was met. The Corporation will make the payment of the STIP awards to participants as soon as administratively practicable following the date of the award determination.

Vesting and Forfeiture. STIP participants must remain continuously employed full-time by the Corporation until the award payment date in order to be entitled to receive a payout of an STIP award.  Exceptions may be provided for termination of employment by reason of death, disability, without cause, retirement and change in control.

Other Terms & Provisions. STIP participants are not permitted to transfer STIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the STIP any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of STIP awards as it deems necessary to ensure that the STIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code.

2015 Long-Term Incentive Program

On March 19, 2015, the Board of Directors of the Corporation, upon recommendation of the Compensation Committee, adopted the 2015 Long-Term Incentive Program (the “LTIP”) under the Omnibus Plan to provide restricted stock units and performance share unit awards to the Corporation’s executives and certain other officers and employees based on pre-established performance objectives and goals. The LTIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn equity-based awards upon the achievement of certain pre-established long-term performance objectives. The LTIP also is designed to drive consistent growth of the Corporation over a multiple-year performance period.

Performance Cycle. LTIP performance cycle begins on January 1, 2015 and ends on December 31, 2017.

Award Targets. The amount of the awards under the LTIP are based on individual participant bonus targets and company performance criteria. Individual participant bonus targets are established by the Compensation Committee for each participant based upon the Compensation Committee’s determination of the appropriate bonus target amounts that will enable the Corporation to remain competitive and retain and recruit top employees.

The Compensation Committee established the bonus targets under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2014 Named Executive Officers as follows:

Executive	Title	Bonus Target

Gregory S. Weishar	Chief Executive Officer	250% of base salary

David Froesel	Executive Vice President, Chief Financial Officer and Treasurer	175% of base salary

Robert McKay	Senior Vice President of Purchasing and Trade Relations	115% of base salary

Thomas Caneris	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	138% of base salary

Berard Tomassetti	Senior Vice President, Chief Accounting Officer	60% of base salary

The Compensation Committee established the 2015 LTIP awards for the fiscal 2014 Named Executive Officers in the following amounts as a percentage of the bonus target: 50% restricted stock units and 50% performance share units.

On March 19, 2015, the Board of Directors, upon recommendation of the Compensation Committee, awarded restricted stock units under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2014 Named Executive Officers as follows:

Executive	Title	Restricted Stock Units (50% of Bonus Target)
Gregory S. Weishar	Chief Executive Officer	38,600

David Froesel	Executive Vice President, Chief Financial Officer and Treasurer	15,709

Robert McKay	Senior Vice President of Purchasing and Trade Relations	6,225

Thomas Caneris	Senior Vice President, General Counsel, Compliance Officer and Secretary	8,126

Berard Tomassetti	Senior Vice President, Chief Accounting Officer	2,363

Performance Criteria. The LTIP performance criteria for the performance share units are tied to company performance. With respect to all Named Executive Officers other than Berard Tomassetti, company performance will be measured for purposes of the performance share units by comparing the Corporation’s Adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle Adjusted EBITDA set by the Compensation Committee and by comparing the Corporation’s Adjusted Diluted EPS at the end of the performance cycle to a target end-of-performance cycle Adjusted Diluted EPS set by the Compensation Committee. With respect to Berard Tomassetti, company performance will be measured for purposes of the performance share units by comparing the Corporation’s Adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle Adjusted EBITDA set by the Compensation Committee. With respect to all Named Executive Officers other than Berard Tomassetti, the Adjusted EBITDA target accounts for 70% of their respective performance target and the remaining 30% is determined by achievement of a target measure of Adjusted Diluted EPS.  With respect to Berard Tomassetti, the Adjusted EBITDA target accounts for 100% of his performance target.

Award Payouts. Award payouts for the performance share units are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle based on the Adjusted EBITDA performance target shall be determined according to the following schedule; however, the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level

< 85.0% of Performance Target	0.0% of Award Target

85.0% of Performance Target	50.0% of Award Target

91.0% of Performance Target	70.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

109.0% of Performance Target	130.0% of Award Target

115.0% of Performance Target	150.0% of Award Target

> 115.0% of Performance Target	150.0% of Award Target

Generally, the percentage of the award earned at the end of the performance cycle based on the percentage of the Adjusted Diluted EPS performance target achieved shall be determined according to the following schedule; however, the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level

< 85.0% of Performance Target	0.0% of Award Target

85.0% of Performance Target	50.0% of Award Target

91.0% of Performance Target	70.0% of Award Target

100.0% of Performance Target	100.0% of Award Target

109.0% of Performance Target	130.0% of Award Target

115.0% of Performance Target	150.0% of Award Target

> 115.0% of Performance Target	150.0% of Award Target

Award Agreements. Awards of restricted stock units and performance share units are made under the LTIP pursuant to award agreements with each recipient on the terms described in this Current Report on Form 8-K.

Payment of Awards. Performance share unit awards shall be made in stock and will be distributed on a specific date by which the Compensation Committee reasonably expects it will be able to determine whether and the extent that the performance target applicable to such award was met. The Corporation will make the distribution of the performance share unit awards to participants as soon as administratively practicable following the date of the award determination.

Vesting and Forfeiture. Recipients of LTIP awards generally must remain continuously employed full-time by the Corporation until the date designated for payout under the applicable award agreement for the LTIP period. Exceptions may be provided for termination of employment by reason of death, disability, without cause, retirement and change in control. The restricted stock units will generally vest in three equal annual installments beginning on the first anniversary of the grant date.

Change in Control. In the event of a change in control (“CIC”), acceleration of vesting of restricted stock units will occur if an employee is terminated by the Company without “cause” or the employee voluntarily terminates employment with “good reason” during the 24 month period following a CIC (“Qualifying Termination”). Vesting of restricted stock units will accelerate immediately regardless of a Qualifying Termination if the acquirer does not assume the restricted stock unit awards. If the acquirer assumes the restricted stock unit awards, restricted stock units will continue to vest according to their original vesting schedules; provided that vesting will subsequently accelerate upon a Qualifying Termination within 24 months after the CIC, and unvested restricted stock units would be forfeited upon any other termination (unless otherwise specified by the terms of an employment agreement). With respect to performance share units, in the event of a Qualifying Termination, performance share units will be converted to time-based restricted stock units at the CIC assuming achievement of 100% the performance targets. Such restricted stock units will have the same terms of the restricted stock units granted pursuant to the 2015 LTIP and shall be deemed to have been granted as of March 19, 2015.

Other Terms & Provisions. Participants are not permitted to transfer LTIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the LTIP or the Omnibus Plan any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of LTIP awards as it deems necessary to ensure that the LTIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code. In addition to the above conditions, payment of any incentive award is contingent upon the participant executing a written agreement to protect company assets.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the form of Restricted Stock Unit Award Agreement, and the form of Performance Share Award Agreement for the Chief Executive Officer and the Executive Vice Presidents, including the Adjusted EBITDA and Adjusted Diluted EPS performance targets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: March 25, 2015	By:	/s/ Thomas Caneris
Thomas Caneris

Senior Vice President, General Counsel, Compliance Officer and Secretary